EXHIBIT 10.1



                              CREDIT AGREEMENT
                              ----------------



     CREDIT AGREEMENT, dated as of August 31, 1995, by and between BIOCRAFT LABORATORIES, INC., a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

RECITALS
--------

     A. Borrower desires to borrow up to Twenty-Five Million Dollars ($25,000,000) from Lender, and Lender is willing to make certain loans to Borrower of up to such amount upon the terms and conditions set forth herein.

     B. Capitalized terms used herein shall have the meanings ascribed to them in Schedule A. All Schedules, Attachments and Exhibits hereto, or
        ----------
expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment expressly referring to such Schedules, all Schedules referred to herein shall mean the Schedules as in effect on the Closing Date. As used herein, the plural shall include the singular, the singular shall include the plural, and pronouns in any gender (masculine, feminine or neuter) shall apply to all genders. These Recitals shall be construed as part of this Agreement.

AGREEMENT
---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


1.   AMOUNT AND TERMS OF CREDIT

     1.1  Revolving Credit Advances.
          -------------------------

          (a) Upon and subject to the terms and conditions set forth herein, Lender agrees to make available, from time to time, until the Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "Revolving Credit Advance") against Eligible Accounts and Eligible Inventory in an aggregate amount outstanding which, pursuant to Section 1.1(b) below, shall not at any given time exceed the Borrowing Availability less such reserves as Lender may reasonably deem appropriate from time to time. Until all amounts outstanding in respect of the Revolving Credit Loan shall become due and payable on the Commitment Termination Date, but subject to the terms and conditions hereof, Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a). Each Revolving Credit Advance shall be given in writing (by telecopy, hand delivery, or United States mail) by Borrower to the individual responsible for Borrower as identified in Schedule 1.1(a) at the address specified
                              ---------------
thereon, given no later than 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of Revolving Credit Advance") shall be substantially in the form of Exhibit A
                                                                 ---------
hereto, specifying therein the requested date, the amount of such Revolving Credit Advance and such other information as may be required by Lender. Lender shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Revolving Credit Advance believed by Lender to be genuine and in assuming that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary.

          (b) The Revolving Credit Loan made by Lender shall be evidenced by a note dated the Closing Date and substantially in the form of Exhibit C
                                                                  ---------
(the "Revolving Credit Note"). The Revolving Credit Note shall represent the Obligation of Borrower to pay the amount of the Maximum Revolving Credit Loan or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lender to Borrower with interest thereon as prescribed in Section 1.5. The date and amount of each Revolving Credit Advance and each payment of principal with respect thereto shall be recorded on the books and records of Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein
           ----- -----
recorded. The entire unpaid balance of the Revolving Credit Loan shall be immediately due and payable on the Commitment Termination Date.

          (c) Borrower shall furnish to Lender not later than Thursday of each week, a Borrowing Base Certificate in substantially the form of Exhibit B hereto, completed and signed by the chief executive officer, a
---------
financial officer or another officer acceptable to Lender, in its sole discretion, of Borrower. The portion of the Borrowing Base attributable to Eligible Accounts on each such Certificate shall be as of Saturday of the preceding week and the portion of the Borrowing Base attributable to Eligible Inventory on each such Certificate shall be as of the last day of the immediately preceding Fiscal Month, unless the day on which such Borrowing Base Certificate is delivered falls prior to the fifth (5th) Business Day of a Fiscal Month in which event the Eligible Inventory on such Certificate shall be as of the last day of the Fiscal Month preceding the immediately preceding Fiscal Month. Borrower agrees that in making any Revolving Credit Advance hereunder Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower. Borrower further agrees that Lender shall be under no obligation to make any further Revolving Credit Advance if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified above.

     1.2  Prepayment.
          ----------

          (a) In the event that the outstanding balance of the Revolving Credit Loan shall at any time exceed the Borrowing Availability, Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

          (b) Borrower shall have the right at any time upon thirty (30) days prior written notice to Lender to voluntarily prepay the entire Revolving Credit Loan and terminate Borrower's right to receive and Lender's obligation to make Revolving Credit Advances, without premium or penalty other than the prepayment fees as provided for in Schedule D. Upon
                                                          ----------
such prepayment and termination, Borrower's right to receive Revolving Credit Advances and Borrower's obligation to pay the Non-Use Fee shall simultaneously terminate. Each such prepayment and termination shall be accompanied by the payment of all accrued and unpaid interest and all Fees and other remaining Obligations.

          (c) If the unpaid principal balance of the Revolving Credit Loan should at any time exceed the Borrowing Availability, the excess balance shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits thereof and of this Agreement and the other Loan Documents and shall be evidenced by the Revolving Credit Note.

     1.3  Use of Proceeds.  Borrower shall use the proceeds of the
          ---------------
Revolving Credit Advances for the Refinancing of Borrower's existing credit arrangements with NatWest Bank N.A. and Commerce Bank and for the financing of Borrower's ordinary working capital needs.

     1.4  Single Loan.  The Revolving Credit Loan, all Revolving Credit
          -----------
Advances and all of the other Obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrower secured, until the Termination Date, by all of the Collateral.

     1.5  Interest on Revolving Credit Loan.
          ---------------------------------

          (a) Borrower shall be obligated to pay interest to Lender on the outstanding balance of the Revolving Credit Loan at a floating rate equal to the Index Rate plus three and one-quarter percent (3.25%) per annum (the "Stated Index Rate"); provided, however, that, in the event, if any, that
                      --------  -------  ----
the ratio of (i) EBIT to (ii) Interest Expense plus Cash Dividends Paid,
                                               ----
for any Fiscal Year, as determined from Borrower's certified audited financial statements for such Fiscal Year, is greater than 1.5 to 1.0 then the Stated Index Rate will, for all purposes of this Agreement and the other Loan Documents and commencing on the first day of the first calendar month following the date such certified audited financial statements are received by Lender and continuing thereafter until the earlier of (A) the first day of the first calendar month following any date on which the ratio of (i) EBIT to (ii) Interest Expense plus Cash Dividends
                                                        ----
Paid, no longer is greater than 1.5 to 1.0 and (B) the day on which the Revolving Credit Loan is repaid in full, be reduced to be a floating rate equal to the Index Rate plus three percent (3.0%) per annum.

          (b) Borrower shall pay interest to Lender (i) in arrears for the preceding calendar month on the first day of each calendar month, commencing on September 1, 1995, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

          (c) All computations of interest shall be made by Lender on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Index Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

          (d) Upon the occurrence of any Default or Event of Default and so long as any Default or Event of Default shall have occurred and be continuing, the interest rate applicable to the Obligations (including, without limitation, the Revolving Credit Loan) shall be increased by two percent (2%) per annum above the rate otherwise applicable (the "Default Rate").

          (e) If any interest or other payment on the Revolving Credit Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (f)  Notwithstanding anything to the contrary set forth in this
Section 1.5, if, at any time until payment in full of all of the Obligations, the rate of interest payable hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, that, if at any time
                                           --------  ----
thereafter the rate of interest payable hereunder is less than the Maximum
Lawful

Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender from the making of advances hereunder is equal to the total interest which Lender would have received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate payable hereunder shall be the rate of interest provided in Sections 1.5 (b) through (e) of this Agreement, unless and until the rate of interest again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount which Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.5(f), shall make a final determination that Lender has received interest hereunder or under any of the Loan Documents in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid hereunder, then to the outstanding principal of the Obligations, then to Fees and any other unpaid Obligations and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

     1.6  Eligible Accounts.  Based on the most recent Schedule of Accounts
          -----------------
delivered by Borrower to Lender and on other information available to Lender, Lender shall determine which Accounts shall be deemed to be "Eligible Accounts" for purposes of determining the amounts, if any, to be advanced to Borrower. In determining whether a particular Account constitutes an Eligible Account, Lender shall not include any such Account which does not meet the criteria set forth in Schedule 1.6.
                                              ------------

     1.7  Eligible Inventory.  Based on the most recent Schedule of
          ------------------
Inventory delivered by Borrower to Lender and on other information available to Lender, Lender shall determine which Inventory shall be deemed to be "Eligible Inventory" for purposes of determining the amounts, if any, to be advanced to Borrower. In determining whether any particular Inventory constitutes Eligible Inventory, Lender shall not include Inventory which does not meet the criteria set forth in Schedule 1.7.
                                        ------------

     1.8  Fees.  As compensation for Lender's costs, skills and efforts
          ----
incurred and expended in making the Revolving Credit Loan available to Borrower, Borrower agrees to pay to Lender the fees set forth in
Schedule D.
----------

     1.9  Cash Management Systems.  On or prior to September 29, 1995,
          -----------------------
Borrower will establish, and Borrower will maintain until the Termination Date, the cash management system described in Schedule B.
                                              ----------

     1.10 Receipt of Payments.  Borrower shall make each payment under this
          -------------------
Agreement not later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and fees and determining the Borrowing Availability, (a) all payments (including, without limitation, cash sweeps) consisting of cash or wire or electronic transfers in immediately available funds shall be deemed received by Lender following deposit in the Collection Account, and (b) all payments consisting of checks, drafts or similar non-cash items shall be deemed received after good funds are collected by Lender.

     1.11 Application and Allocation of Payments.  Borrower irrevocably
          --------------------------------------
waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower, and Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrower and in repayment of Revolving Credit Loan, as Lender may deem advisable. In the absence of a specific determination by Lender with respect thereto, the same shall be applied in the following order: (i) then due and payable Fees and expenses; (ii) then due and payable interest payments; (iii) Obligations other than Fees, expenses and interest and principal payments and (iv) then due and payable principal payments on the Revolving Credit Loan. Lender is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment of all Fees, expenses, charges, costs, principal, interest or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, even if the making of such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees that the making of any such Advance in excess of the Borrowing Availability shall constitute an automatic Event of Default entitling Lender to exercise all rights and remedies available to Lender under this Agreement, the other Loan Documents or applicable law or in equity.

     1.12 Accounting.    Lender will provide a monthly accounting of
          ----------
transactions under the Revolving Credit Loan to Borrower. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within 30 days after the date any such accounting is rendered, shall notify Lender in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Lender's determination, based upon the facts available, of any item objected to by Borrower in such notice shall (absent manifest error) be final, binding and conclusive on Borrower, unless Borrower shall commence a judicial proceeding to resolve such objection within 60 days following Lender's notifying Borrower of such determination.

     1.13 Indemnity.
          ---------

          (a) Borrower shall indemnify and hold Lender and Lender's Affiliates, officers, directors, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including, but not limited to, reasonable attorneys' fees and disbursements and other costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended under this Agreement and the other Loan Documents or in connection with or arising out of the transactions contemplated hereunder and thereunder, including, without limitation, any and all Environmental Liabilities and Costs; provided, that, Borrower shall not be liable for any indemnification
       --------  ----
to such an Indemnified Person to the extent that any such Claim results from such Indemnified Person's gross negligence or willful misconduct. NEITHER LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (b) In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Borrower shall save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, all such obligations of Borrower shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against Lender.

          (c) Borrower hereby acknowledges and agrees that Lender (i) is not now, and has not ever been, in control of any of the

Subject Property or the affairs of Borrower or any Subsidiary of Borrower, and (ii) does not have the capacity through the provisions of this Agreement or any other Loan Document to influence Borrower's or any such Subsidiary's conduct with respect to the ownership, operation or management of any of the Subject Property.

     1.14 Access.  Borrower shall, and shall cause each of its Subsidiaries
          ------
to: (i) provide access during normal business hours to Lender and any of its officers, employees and agents, as frequently as Lender reasonably determines to be appropriate, upon advance notice (unless a Default or Event of Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times), to the properties and facilities of Borrower or any of its Subsidiaries; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's or such Subsidiary's records, files and books of account; and (iii) permit Lender to inspect, review and evaluate Borrower's or such Subsidiary's Inventory, and Borrower's or such Subsidiary's Accounts and other records, at Borrower's or any Subsidiary's locations and at premises not owned by Borrower or such Subsidiary and Borrower agrees to render to Lender, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Following any reasonable request made from time to time therefor, Borrower shall, and shall cause each of its Subsidiaries to, make available to Lender and its counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with Federal, state, local and foreign regulatory agencies, and other instruments and documents which Lender may request. Borrower shall deliver any document or instrument reasonably necessary for Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs, owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to Lender all such information and records as Lender may reasonably request.

     1.15 Taxes.
          -----

          (a) Any and all payments by or on behalf of Borrower hereunder or under the Revolving Credit Note or any other Loan Document, shall be made, in accordance with this Section 1.15, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the

Revolving Credit Note or any other Loan Document to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

          (b) Borrower shall indemnify and pay Lender, within ten (10) days of demand therefor, for the full amount of any Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

          (c) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Lender, at its address referred to in
Section 10.8, the original or a certified copy of a receipt evidencing payment thereof.


2.   CONDITIONS PRECEDENT

     2.1  Conditions to the Initial Revolving Credit Advance.
          --------------------------------------------------
Notwithstanding any other provision of this Agreement or any other Loan Document and without affecting in any manner the rights of Lender hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Lender shall not be obligated to make any Revolving Credit Advances or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied, in Lender's sole discretion, or waived in writing by
Lender:

          (a) this Agreement or counterparts thereof shall have been duly executed by, and delivered to, Borrower and Lender;

          (b) Lender shall have received such documents, instruments and agreements as Lender shall have requested in connection with the transactions contemplated by this Agreement, including, without limitation, all documents, instruments and agreements listed in the Schedule of Documents, each in form and substance satisfactory to Lender;

          (c) Lender shall have received evidence satisfactory to Lender that all of the obligations of Borrower to NatWest Bank N.A. and Commerce Bank under its loan agreements and arrangements as in effect with such financial institutions immediately prior to the Closing Date will be performed and paid in full from the proceeds of the initial Revolving Credit Advance and that all Liens upon any of the property of Borrower in favor of NatWest Bank N.A. or Commerce Bank shall have been terminated immediately upon such payment;

          (d) Lender shall have received evidence satisfactory to Lender that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, without limitation, all requisite Governmental Authorities, to the terms and to the execution and delivery of this Agreement and the other Loan Documents and to the consummation of the transactions contemplated hereby and thereby;

          (e) Lender shall have received evidence satisfactory to Lender that the insurance policies provided for in Section 3.19 and Schedule 3.19
                                                             -------------
are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements, as appropriate, in favor or Lender and in form and substance satisfactory to Lender;

          (f) all of the assets supporting the initial Revolving Credit Advance and the amount, if any, of the reserves to be established on the Closing Date shall be sufficient in value, as determined by Lender, to provide Borrower with excess borrowing availability under the Revolving Credit Loan of not less than $2,000,000;

          (g) payment by Borrower of the Closing Fee in the amount of $250,000 and all fees, costs, and expenses of closing (including fees and disbursements of consultants and special loan counsel to Lender presented as of the Closing Date);

          (h) no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby and which, in Lender's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents; and

          (i)  except as described in Schedule 3.5, since June 30, 1995 no
                                      ------------
event has occurred which could have a Material Adverse Effect.

     2.2  Further Conditions to Each Revolving Credit Advance.  It shall be
          ---------------------------------------------------
a further condition to the funding of the initial and each subsequent Revolving Credit Advance that the following statements shall be true on the date of each such funding or advance:

          (a) all of Borrower's representations and warranties contained herein or in any of the other Loan Documents shall be true and correct on and as of the Closing Date and the date on which each such Revolving Credit Advance is made, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein expressly permitted or contemplated by this Agreement;

          (b) no event shall have occurred and be continuing, or would result from the making of any Revolving Credit Advance, which constitutes or would constitute a Default or an Event of Default;

          (c) after giving effect to such Revolving Credit Advance, the aggregate principal amount of the Revolving Credit Loan shall not exceed the Borrowing Availability without requiring that a payment be made to Lender; and

          (d)  each of the conditions set forth in Section 2.1(a) through
Section 2.1(e), inclusive, and in Section 2.1(i) shall continue to be satisfied by Borrower as of such date.

The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that all of the conditions in this Section 2.2 have been satisfied and (ii) a confirmation by Borrower of the granting and continuance of all of Lender's Liens pursuant to the Collateral Documents.

3.   REPRESENTATIONS AND WARRANTIES

     To induce Lender to make the Revolving Credit Loan, to make each Revolving Credit Advance, and in each case as herein provided for, Borrower makes the following representations and warranties to Lender, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this
Agreement:

     3.1  Corporate Existence; Compliance with Law.  Borrower and each
          ----------------------------------------
Material Subsidiary: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to so qualify or be in good standing which do not and would not either individually or in the aggregate have a Material Adverse Effect; (c) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (d) except as set forth on Schedule 3.1, has all licenses, permits, consents or approvals
         ------------
from or by, and has made all filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, including, without limitation, the FDA and DEA to the extent required for such ownership, operation and conduct; (e) is in compliance with its certificate or articles of incorporation and by-laws; and (f) is in substantial compliance with all applicable provisions of law, including, without limitation, with all applicable provisions of the Biologics Act, the Controlled Substances Act, the Drug Price Act, the Generic Drug Enforcement Act, the Medicaid Reimbursement Act, the Food and Drug Act, all rules and regulations of the FDA, all rules and regulations of the DEA and any other law, rule or regulation applicable to the manufacture, marketing, distribution or sale of drugs, where the failure to comply would have or result in a Material Adverse Effect.

     3.2  Executive Offices - Corporate or Other Names.  The current
          --------------------------------------------
locations of Borrower's executive offices and principal place of business is set forth in Schedule 3.2 and, except as set forth in Schedule 3.2, such
                ------------                             ------------
location has not changed during the preceding twelve months. During the prior five years, except as set forth in Schedule 3.2, neither Borrower nor
                                         ------------
any of its Subsidiaries has been known as or used any corporate, fictitious or trade name.

     3.3 Corporate Power; Authorization; Enforceable Obligations.  The
         -------------------------------------------------------
execution, delivery and performance by Borrower and each Material Subsidiary of this Agreement, the Loan Documents and all instruments and documents to be delivered by Borrower, or such Material Subsidiary to the extent it is a party thereto, hereunder and thereunder, and the creation of all Liens provided for herein and therein: (a) are within such Person's corporate power; (b) have been duly authorized by all necessary or proper corporate and stockholder action; (c) are not in contravention of any provision of such Person's certificate or articles of incorporation or by-laws; (d) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (e) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) will not result in the creation or imposition of any Lien upon any of the property of Borrower or any Material Subsidiary, other than those in favor of Lender pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(d), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the

Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of Borrower and each shall then constitute a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

     3.4  Financial Statements and Projections.  Borrower has delivered the
          ------------------------------------
financial statements and projections identified in Schedule 3.4, and each
                                                   ------------
such financial statement complies with the description thereof contained in
Schedule 3.4.
-------------

     3.5  Material Adverse Change.  Neither Borrower nor any Material
          -----------------------
Subsidiary, as of June 30, 1995, had any obligations, contingent liabilities or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in Borrower's Quarterly Report on Form 10-Q for the Fiscal Quarter ended June 30, 1995 and which could, alone or in the aggregate, have or result in a Material Adverse Effect. Except as described in Schedule 3.5, there has been no material
                                ------------
adverse deviation from the projections regarding Borrower's business dated as of July 25, 1995 and provided to Lender. Except as otherwise permitted hereunder, no dividends, advances or other distributions have been declared, paid or made upon any Stock of Borrower and, since June 30, 1995, no shares of Stock of Borrower have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower. Except as described in Schedule 3.5, since June 30, 1995, no event has
                       ------------
occurred which could result in a Material Adverse Effect.

     3.6  Ownership of Property; Liens.
          ----------------------------

          Except as described in Schedule 3.6, the real estate listed in
                                 ------------
Schedule 3.6 constitutes all of the real property owned, leased or used in
------------
its business by Borrower and each Material Subsidiary. Except as described in Schedule 3.6, Borrower and each Material Subsidiary owns good and
   ------------
marketable fee simple title to all of its owned real estate, all of its other properties and assets, and valid and marketable leasehold interests in all of its Leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of Borrower and such Material Subsidiary are subject to any Liens, except (x) Permitted Encumbrances and
(y) from and after the Closing Date, the Lien in favor of Lender pursuant to the Collateral Documents. Borrower and each Material Subsidiary has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect its right, title and interest in and to all such real estate and other assets or property. Except as described in
Schedule 3.6:  (a) neither Borrower nor any Material Subsidiary nor any
------------
other party to any Lease described in Schedule 3.6 is in default of its
                                      ------------
obligations thereunder or has
delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease; (b) neither Borrower nor any Material Subsidiary owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such Person except as described in Schedule 3.6; and
                                                      ------------
(c) no portion of any real property owned or leased by Borrower or any Material Subsidiary has suffered any material damage by fire or other casualty loss or a release or otherwise which has not heretofore been completely repaired and restored to its original condition or is being remedied. Except as described on Schedule 3.6, all permits required to
                                  ------------
have been issued or appropriate to enable the real property owned or leased by Borrower or any Material Subsidiary to be lawfully occupied and used for all of the purposes for which they are currently occupied, and used, have been lawfully issued and are in full force and effect.

     3.7  Restrictions; No Default.  No contract, lease, agreement or other
          ------------------------
instrument to which Borrower or any Material Subsidiary is a party or by which it or any of its properties or assets is bound or affected and no provision of applicable law or governmental regulation has resulted in a Material Adverse Effect, or insofar as Borrower can reasonably foresee could have or will result in a Material Adverse Effect. Neither Borrower nor any Material Subsidiary is in default, and to Borrower's knowledge no third party is in default, under or with respect to any material contract, agreement, lease or other instrument to which it is a party. No Default or Event of Default has occurred and is continuing.

     3.8  Labor Matters.  There are no strikes or other labor disputes
          -------------
against Borrower or any Material Subsidiary that are pending or, to Borrower's knowledge, threatened. Hours worked by and payments made to employees of Borrower and each Material Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which could have a Material Adverse Effect. All payments due from Borrower or any Material Subsidiary on account of employee health and welfare insurance which could have or result in a Material Adverse Effect if not paid have been paid or properly accrued as a liability on the books of Borrower. Except as set forth in Schedule 3.8,
                                                            ------------
neither Borrower nor any Material Subsidiary has any obligation under any collective bargaining agreement, management agreement or employment agreement, and a copy of each agreement listed in Schedule 3.8 has been
                                                  ------------
provided to Lender. There is no organizing activity involving Borrower or any Material Subsidiary pending or threatened by any labor union or group of employees. Except as set forth in Schedule 3.8, there are no
                                      ------------
representation proceedings pending or threatened with the National Labor
Relations

Board, and no labor organization or group of employees of Borrower or any Material Subsidiary has made a pending demand for recognition, and there are no complaints or charges against such Person pending or threatened to be filed with any Federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with or otherwise relating to the employment or termination of employment by Borrower or any Material Subsidiary.

     3.9  Ventures, Subsidiaries and Affiliates; Outstanding Stock and
          ------------------------------------------------------------
Indebtedness.  Except as set forth in Schedule 3.9, Borrower has no
------------                          ------------
Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. Pacific American Insurance Company, Inc. is the only Subsidiary of Borrower which constitutes a Material Subsidiary. Borrower is the record and beneficial owner of all of the issued and outstanding Stock of each such Subsidiary. Except as set forth in Schedule 3.9, there are no outstanding rights to
                       ------------
purchase, options, warrants or similar rights or agreements pursuant to which Borrower or any Subsidiary of Borrower may be required to issue or sell any Stock or other equity security. All outstanding Stock and Indebtedness of Borrower and each Material Subsidiary is described in
Schedule 3.9.
------------

     3.10 Government Regulation.  Neither Borrower nor any Material
          ---------------------
Subsidiary (a) is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or
(b) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other Federal, state or other statute that restricts or limits such Person's ability to incur Indebtedness, to pledge its assets, or to perform its obligations hereunder or under any other Loan Documents. The making of the Revolving Credit Advances by Lender, the application of the proceeds and repayment thereof by Borrower and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of any such statute or any rule, regulation or order of or issued by the Securities and Exchange Commission or any other Government Authority.

     3.11 Margin Regulations.  Neither Borrower nor any Material Subsidiary
          ------------------
owns any "margin security," as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the Revolving Credit Advances will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans or their extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. Borrower will not take or permit to be taken any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

     3.12 Taxes.  All Federal income tax returns and all material state,
          -----
local, foreign and other Federal tax returns, reports and statements, including, without limitation, information returns (Form 1120-S), required to be filed by Borrower or any Material Subsidiary have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Borrower and each Material Subsidiary has paid when due and payable all Charges required to be paid by it. Proper and accurate amounts have been withheld by Borrower and each Material Subsidiary from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Agencies. Schedule 3.12
                                                          -------------
sets forth those taxable years for which any of the tax returns of Borrower or any Material Subsidiary are currently being audited by the IRS or any other Governmental Authority and any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described in Schedule 3.12, neither Borrower nor any Material
                       -------------
Subsidiary has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Neither Borrower nor any Material Subsidiary has filed a consent pursuant to Section 341(f) of the IRC or agreed to have Section 341(f)(2) of the IRC apply to any dispositions of subsection (f) assets (as such term is defined in Section 341(f)(4) of the IRC). None of the property owned by Borrower or any Material Subsidiary is property which is required to be treated as being owned by any other Person pursuant to the provisions of
Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, or is "tax-exempt use property" within the meaning of Section 168(h) of the IRC. Except as described in Schedule 3.12, neither Borrower nor any
                             -------------
Material Subsidiary has agreed or been requested to make any adjustment under Section 481(a) of the IRC by reason of a change in accounting method or otherwise. Neither Borrower nor any Material Subsidiary has any obligation under any written tax sharing agreement.

     3.13 ERISA.
          -----

          (a)  Schedule 3.13 lists all Plans maintained or contributed to
               -------------
by Borrower or any Subsidiary of Borrower and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and, to the best knowledge of Borrower, nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including, without limitation, the filing of reports required under ERISA or the IRC which are true and correct as of the date filed, and with respect to each Plan, other than a Qualified Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan. Neither Borrower, any Subsidiary of Borrower nor any other ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or Section 302 of ERISA or the terms of any such plan. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed $100,000, and copies of such latest projections have been provided to Lender. With respect to Pension Plans, other than Qualified Plans, the present value of the liabilities for current participants thereunder using PBGC interest assumptions does not exceed $100,000. Neither Borrower nor any Subsidiary of Borrower has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan which would subject any such Person (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

          (b)  Except as set forth in Schedule 3.13: (i) no Title IV Plan
                                      -------------
has any Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against
(x) any Plan or its assets, (y) any fiduciary with respect to any Plan or
(z) Borrower or any Subsidiary of Borrower or any other ERISA Affiliate with respect to any Plan; (iv) neither Borrower nor any Subsidiary of Borrower nor any other ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under

Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years neither Borrower nor any Subsidiary of Borrower nor any other ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant); (vii) to Borrower's knowledge, Borrower and each Subsidiary of Borrower and each other ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of
Section 4980B of the IRC and the regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

     3.14 No Litigation.  Except as set forth in Schedule 3.14 or  Schedule
          -------------                          -------------    ---------
3.18, no action, claim or proceeding is now pending or, to the knowledge of
----
Borrower, threatened against Borrower or any Subsidiary of Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Federal, state, or local or foreign government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators which (a) challenges any such Person's right, power or competence to enter into or perform any of its obligations under this Agreement on any other Loan Document, or the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder, or (b) if determined adversely, could have or result in a Material Adverse Effect. To the knowledge of Borrower, except as set forth in Schedule 3.18, there does not exist any state of facts which is
   -------------
reasonably likely to give rise to any such proceedings.

     3.15 Brokers.  No broker or finder acting on behalf of Borrower or any
          -------
Subsidiary of Borrower brought about the obtaining, making or closing of the loans made pursuant to this Agreement or the transactions contemplated by the Loan Documents and neither Borrower nor any Subsidiary of Borrower has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.16 Patents, Trademarks, Copyrights and Licenses.  Except as
          --------------------------------------------
otherwise set forth in Schedule 3.16, Borrower and each Material Subsidiary
                       -------------
owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with United States Copyright Office and United States Patent and Trademark Office application or registration numbers, where applicable, in Schedule 3.16. Except as set forth in Schedule 3.14,
               -------------                          -------------
Borrower and each Material Subsidiary conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, and there is no infringement or claim of infringement by others of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower or any Material Subsidiary.

     3.17 Full Disclosure.  No information contained in this Agreement, the
          ---------------
other Loan Documents, the Financials or any written statement furnished by or on behalf of Borrower or any Material Subsidiary pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. Borrower has prepared and will prepare the Projections with care and diligence and based upon assumptions which are reasonable, all of which assumptions have been disclosed as part of the Projections. The Liens granted to Lender pursuant to the Collateral Documents will at the Closing Date be fully perfected first priority Liens in and to the Collateral described therein, assuming the filing of UCC-1 Financing Statements describing such Collateral in the jurisdictions set forth in
Schedule I to the Security Agreement. Borrower has provided Lender with a true, complete and correct copy of each material contract, agreement or other item requested by Lender.

     3.18 Hazardous Materials.  Except as set forth in Schedule 3.18, the
          -------------------                          -------------
Subject Property is free of contamination from any Hazardous Material which could reasonably be expected to have a Material Adverse Effect. In addition, Schedule 3.18 discloses all existing or potential environmental
          -------------
liabilities of Borrower or any Material Subsidiary of which Borrower has knowledge, which would constitute or result in a Material Adverse Effect or any Environmental Liabilities and Costs that would have a Material Adverse Effect. Except as set forth in Schedule 3.18, neither Borrower nor any
                                -------------
Material Subsidiary has caused or suffered to occur any Release at, under, above or within any real property which it owns or leases which would have a Material Adverse Effect.

Except as set forth in Schedule 3.18 and except for operations conducted in
                       -------------
accordance with applicable Environmental Laws or a Permit, neither Borrower nor any Material Subsidiary is involved in operations which are reasonably likely to lead to the imposition of any liability or costs on it, or any owner of any premises which it occupies, under any Environmental Law, and neither Borrower nor any Material Subsidiary has permitted any tenant or occupant of such premises to engage in any such activity.

     3.19 Insurance Policies.  Part II of Schedule 3.19 lists all insurance
          ------------------              -------------
of any nature maintained for current occurrences by Borrower or any Material Subsidiary, as well as a summary of the terms of all such insurance. Borrower covenants that such insurance complies with and shall at all times comply with the standards set forth in Part I of
Schedule 3.19.
-------------

     3.20 Deposit and Disbursement Accounts.  Schedule 3.20 lists all banks
          ---------------------------------   -------------
and other financial institutions at which Borrower or any Material Subsidiary maintains deposits and/or other accounts, including, without limitation, the Disbursement Account, and Schedule 3.20 correctly
                                          -------------
identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account and the complete account number.


4.   FINANCIAL STATEMENTS AND INFORMATION

     4.1  Reports and Notices.  Borrower covenants and agrees that from and
          -------------------
after the Closing Date and until the Commitment Termination Date, it shall deliver to Lender the Financial Statements, Notices and Projections at the times and in the manner set forth in Schedule 4.1. Concurrently with the
                                     ------------
annual audited financial statements, Borrower shall deliver to Lender a copy of the letter of Borrower's outside auditors addressed to Borrower and indicating whether during the course of performing their audit of Borrower and the Subsidiaries of Borrower they became aware of any Event of Default under Section 6.11 of this Agreement and specifying each such Event of Default, if any, of which they became aware.

     4.2  Communication with Accountants.  Borrower (for itself and each
          ------------------------------
Subsidiary) authorizes Lender to communicate directly with its and each Subsidiary of Borrower's independent certified public accountants and tax advisors and authorizes those accountants and advisors to disclose to Lender any and all financial statements and other supporting financial documents and schedules, including, without limitation, copies of any management letter with respect to the business, financial condition or other affairs of Borrower or such Subsidiary. On or before the Closing Date, Borrower shall deliver a letter, in form and substance satisfactory to Lender, addressed to such accountants and tax advisors instructing them to comply with the provisions of Section 4 and authorizing Lender to rely on the certified financial statements audited by such accountants.

5.   AFFIRMATIVE COVENANTS

          Borrower covenants and agrees (for itself and its Material Subsidiaries) that, unless Lender shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     5.1  Maintenance of Existence and Conduct of Business. Borrower shall
          ------------------------------------------------
(and shall cause each Material Subsidiary to): (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted; (c) at all times maintain, preserve and protect all of its material copyrights, patents, trademarks, trade names and all other material intellectual property and rights as licensee or licensor thereof, and preserve all the remainder of its material properties, in use or useful in the conduct of its business, and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly conducted at all times; (d) keep and maintain its Equipment and Fixtures in good operating condition sufficient for the continuation of its business conducted on a basis consistent with past practice and shall provide or arrange for all maintenance and service and all repairs necessary for such purpose; and (e) transact business only in such names as are set forth in
Schedule 3.2.
------------

     5.2  Payment of Obligations.
          ----------------------

          (a) Borrower shall: (i) pay and discharge or cause to be paid and discharged all of its Obligations; (ii) prior to an Event of Default, pay and discharge, or cause to be paid and discharged, its Indebtedness (other than the Obligations); and (iii) subject to Section 5.2(b), pay and discharge, or cause to be paid and discharged promptly, (A) all Charges imposed upon it or any Material Subsidiary or its or their income and profits, or any of its property (real, personal or mixed), and (B) all lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

          (b) Borrower or any Material Subsidiary may in good faith contest, by proper legal actions or proceedings, the validity or amount of any Charges or claims arising under

Section 5.2(a)(iii); provided, that, at the time of commencement of any
                     --------  ----
such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, (ii) adequate reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding, (vi) if such contest is terminated or discontinued adversely to Borrower or any Material Subsidiary, Borrower or such Material Subsidiary shall promptly pay or discharge such contested Charges and all additional charges, interest, penalties and expenses, if any, and shall deliver to Lender evidence acceptable to Lender of such compliance, payment or discharge, and
(vii) Lender has not advised Borrower that Lender reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

     5.3  Books and Records.  Borrower shall (and shall cause each Material
          -----------------
Subsidiary to) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials referred to in Schedule 3.4.
      ------------

     5.4  Litigation.  Borrower shall notify Lender in writing, promptly
          ----------
upon learning thereof, of any litigation commenced or threatened against Borrower or any Material Subsidiary, and of the institution against any such Person of any suit or administrative proceeding that (a) may involve an amount in excess of $1,000,000 or (b) could have or result in a Material Adverse Effect if adversely determined. Without limiting the generality of the foregoing, Borrower shall also notify Lender of any and all claims, actions, or lawsuits asserted or instituted, and of any threatened litigation or claims, against Borrower or against any Subsidiary of Borrower or any ERISA Affiliate in connection with any Plan maintained, at any time, by Borrower or any Subsidiary of Borrower or any ERISA Affiliate, or to which Borrower or any Subsidiary of Borrower or any ERISA Affiliate has or had at any time any obligation to contribute, or against any such Plan itself, or against any fiduciary of or service provided to any such Plan.

     5.5  Insurance.
          ---------

          (a) Borrower shall, at its (or each Material Subsidiary's) sole cost and expense, maintain or cause to be maintained the policies of insurance described in Schedule 3.19 in form and with insurers recognized
                       -------------
as adequate by Lender.  Such
policies shall be in such amounts as are set forth in Schedule 3.19.
                                                      -------------
Borrower shall notify Lender promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline. Borrower hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds in excess of $100,000 payable thereunder with respect to any Collateral directly to Lender, unless a Default or Event of Default shall have occurred and be continuing in which event Borrower shall direct all such insurers to pay all such proceeds to Lender. From and after the occurrence of any Default or Event of Default, Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as Borrower's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims with respect to any Collateral, under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for any proceeds of such "All Risk" policies of insurance with respect to any Collateral, and for making all determinations and decisions with respect to such "All Risk" policies of insurance to the extent that they relate to any Collateral. In the event Borrower at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premiums in whole or in part relating thereto, Lender, without waiving or releasing any Obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Lender deems advisable. All sums so disbursed, including, without limitation, attorneys' fees, court costs and other charges related thereto, shall be payable on demand by Borrower to Lender and shall be additional Obligations hereunder secured by the Collateral; provided,
                                                            --------
further, that, if and to the extent Borrower fails to promptly pay any of
-------  ----
such sums upon Lender's demand therefor, Lender is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment thereof.

          (b) Lender reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to adequately protect Lender's interests, in Lender's reasonable opinion. Borrower shall, if so requested by Lender, deliver to Lender as often as Lender may reasonably request, a report of a reputable insurance broker, satisfactory to Lender, with respect to Borrower's insurance policies.

          (c)  Borrower shall deliver to Lender endorsements to all of its
(i) "All Risk" and business interruption insurance naming Lender loss payee and (ii) general liability and other liability policies naming Lender additional insured.

     5.6  Compliance with Laws. Borrower shall (and shall cause each
          --------------------
Material Subsidiary to) comply in all material respects with all Federal, state, local and foreign laws and regulations applicable to it, including, without limitation, the Biologics Act, the Controlled Substances Act, the Drug Price Act, the Generic Drug Enforcement Act, the Medicaid Rebate Act, all rules and regulations of the DEA and any other law, rule or regulation affecting the manufacture, marketing, distribution or sale of drugs, and those relating to licensing, environmental, ERISA and labor matters, and shall promptly notify Lender of any material violation, or receipt by Borrower of any notice of material violation, of any Federal, state, local or foreign law applicable to it, including, without limitation, any material violation, or receipt by Borrower of any notice of material violation, of the Biologics Act, the Controlled Substance Act, the Drug Price Act, the Generic Drug Enforcement Act, the Medicaid Rebate Act, any rule or regulation of the DEA or any other law, rule or regulation affecting the manufacture, marketing, distribution or sale of drugs, or of any law, rule or regulation relating to licensing, environmental, ERISA or labor matters. Borrower shall (and shall cause each Material Subsidiary
to) be in substantial compliance with the Food and Drug Act and all rules and regulations of the FDA; provided, however, that, any failure by
                            --------  -------  ----
Borrower or any such Material Subsidiary to be in substantial compliance with the Food and Drug Act and the rules and regulations of the FDA shall not constitute a Default or Event of Default hereunder unless there is or would reasonably be anticipated to be a materially adverse effect or impact on sales by Borrower of a product which accounted for three percent (3%) or more of Borrower's total sales in the preceding Fiscal Year. Borrower shall (and shall cause each Material Subsidiary to) promptly notify Lender of any material violation, or receipt by Borrower of any notice of material violation, of the Food and Drug Act or any rule or regulation of the FDA.

     5.7  Agreements.  Borrower shall (and shall cause each Material
          ----------
Subsidiary to) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including, without limitation, any leases and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Borrower shall not (and shall not permit any Material Subsidiary to) terminate or modify any provision of any contract or other agreement to which it is a party which termination or modification would have or result in a Material Adverse Effect. Borrower shall perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments and Documents and all other agreements constituting or giving rise to Collateral. Borrower shall not, without Lender's prior written consent: (a) grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due under any

Contract, other than in the ordinary course of business consistent with past practice; (b) compromise or settle the same for less than the full amount thereof, other than in the ordinary course of business consistent with past practice; (c) release, in whole or in part, any Person liable for the payment thereof, other than in the ordinary course of business consistent with past practice; or (d) allow any credit or discount whatsoever thereon other than credits or trade discounts granted in the ordinary course of business of Borrower consistent with past practice.

     5.8  Supplemental Disclosure.  At the request of Lender (in the event
          -----------------------
that such information is not otherwise delivered by Borrower to Lender pursuant to this Agreement), so long as there are any Obligations outstanding hereunder, but not more frequently than once every three months, Borrower will supplement (or cause to be supplemented) each Schedule hereto or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided,
                                                           --------
however, that any such supplement to such Schedule or representation shall
-------  ----
not be deemed an amendment thereof unless expressly consented to in writing by Lender, and no such amendments, except as the same may be consented to in a writing of Lender which expressly includes a waiver, shall be or be deemed to be a waiver by Lender of any Default or Event of Default disclosed therein. Borrower shall, if so requested by Lender, furnish to Lender as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail, and Borrower shall advise Lender promptly, in reasonable detail, of (a) any Lien, other than as expressly permitted pursuant to
Section 6.7, attaching to or asserted against any of the Collateral,
(b) any material change in the composition of the Collateral and (c) the occurrence of any other event which could have a Material Adverse Effect with respect to the Collateral or Lender's Lien thereon.

     5.9  Environmental Matters.  Borrower shall (and shall cause its
          ---------------------
Material Subsidiaries to): (a) comply in all material respects with the Environmental Laws applicable to it; (b) notify Lender promptly after it becomes aware of any Release upon any premises owned or occupied by it that would have a Material Adverse Effect or give rise to a material Environmental Liability or Cost; and (c) promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it in connection with any such Release or any other matter relating to any Environmental Laws that may have a Material Adverse Effect or give rise to a material Environmental Liability or Cost. The provisions of this Section 5.9 shall apply whether or not the Environmental Protection Agency, any other Federal agency or any state, local or foreign environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

     5.10 Landlords' Agreements.  Borrower shall obtain a landlord's
          ---------------------
agreement in form and substance acceptable to Lender from the lessor of any leased premises.

     5.11 Subsidiary.  Prior to forming any new Subsidiary, Borrower shall
          ----------
provide prior written notice to Lender. In addition, prior to capitalizing or otherwise providing or transferring cash or other property or assets in any amount in excess of $20,000 to any Subsidiary, Borrower shall:
(i) provide not less than thirty (30) days prior written notice to Lender;
(ii) take all actions requested by Lender to protect and preserve Lender's Collateral; and (iii) receive the prior written consent of Lender.


6.   NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and each Material
Subsidiary) that, without Lender's prior written consent, from and after the date hereof until the Termination Date:

     6.1  Mergers, Etc.  Neither Borrower nor any Material Subsidiary
          ------------
shall, directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or, except as otherwise expressly permitted by Section 5.11, form any Subsidiary.

     6.2  Investments; Loans and Advances.  Except as otherwise expressly
          -------------------------------
permitted by Section 6.3 or 6.4 below, or by the Security Agreement, or as otherwise set forth in Schedule 6.2, neither Borrower nor any Material
                       ------------
Subsidiary shall make any investment in, or make or accrue loans or advances of money to, any Person, through the direct or indirect holding of securities or otherwise, other than investments in, or loans or advances to, another Person, if any, by Borrower which do not exceed an aggregate outstanding amount of $200,000 at any time on or after the Closing Date.

     6.3  Indebtedness.  Neither Borrower nor any Material Subsidiary shall
          ------------
create, incur, assume or permit to exist any Indebtedness, except:
(a) Indebtedness secured by Liens permitted under Section 6.7; (b) the Obligations; (c) deferred taxes; (d) unfunded pension fund and other employee benefit plan obligations and liabilities not to exceed $250,000 and then only to the extent they are permitted to remain unfunded under applicable law; (e) Indebtedness which is outstanding on the Closing Date and set forth on Schedule 3.9; (f) Indebtedness, if any, incurred by Borrower after
         ------------
the Closing Date in an aggregate amount not to exceed $12,500,000 which either (i) is unsecured or (ii) is secured by a mortgage on real property only; provided, however, that, prior to incurring any such Indebtedness
      --------  -------  ----
which is secured by a mortgage on real property or granting any such real property mortgage (A) the terms and conditions of such mortgage shall have been consented to in writing by Lender, which consent will not be unreasonably withheld, and (B) Borrower shall have obtained a mortgagee waiver, in form and substance satisfactory to Lender in all respects, from the proposed mortgagee with respect to the premises proposed to be mortgaged; and (g) Indebtedness related to sale-leaseback transactions; provided, that, the aggregate amount of annual lease payments incurred with
--------  ----
respect to all such sale-leaseback transactions does not exceed $200,000 in any Fiscal Year.

     6.4  Affiliate and Employee Loans; Transactions and Employment
          ---------------------------------------------------------
Agreements.  Except as otherwise expressly permitted hereunder, neither
----------
Borrower nor any Material Subsidiary shall enter into any lending, borrowing or other commercial transaction with any of its officers, other employees, directors, Subsidiaries, Affiliates or related parties without the prior written consent of Lender, including, without limitation, upstreaming and downstreaming of cash and intercompany advances, other than
(i) pursuant to the transactions described in Schedule 6.4, (ii) dividends
                                              ------------
and other distributions to Borrower from its Subsidiaries, (iii) full-time employment agreements and incentive compensation and other employee benefit programs with employees on commercially reasonable terms substantially similar to the agreements and programs in effect on the Closing Date,
(iv) transactions with Affiliates which are not officers, other employees, directors or Subsidiaries and which are made on an arm's length basis on fair and reasonable terms no less favorable to Borrower or such Material Subsidiary than would be obtained in a transaction with a Person that is not an Affiliate, and (v) other transactions after the Closing Date involving amounts which do not exceed $500,000 in the aggregate during the term of this Agreement.

     6.5  Capital Structure and Business.  Borrower shall not: (a) make any
          ------------------------------
changes in any of its or any Material Subsidiary's business objectives, purposes or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect; or (b) without Lender's consent, which shall not be unreasonably withheld, amend its or any Subsidiary of Borrower's articles or certificate of incorporation or charter or by-laws. Neither Borrower nor any Material Subsidiary shall engage in any business other than the businesses currently engaged in by such Person and ancillary businesses in support thereof. Borrower shall not make any change in its or any Material Subsidiary's capital structure as described in Schedule
                                  ---------

3.9, including, without limitation, the issuance of any shares of stock,
---
options, warrants or other securities convertible into stock or any revision of the terms of its outstanding Stock; provided, however, that,
                                                --------  -------  ----
notwithstanding the foregoing, Borrower may issue shares of its common stock to officers, other employees or directors in accordance with the terms of Borrower's option, stock purchase and other benefit plans and its dividend reinvestment plan, in each case as described on Schedule 6.5, and
                                                         ------------
may issue and sell shares of its common stock to the public or in a private placement to non-Affiliates (or to Affiliates with Lender's prior consent, which will not be unreasonably withheld) solely for cash.

     6.6  Guaranteed Indebtedness.  Neither Borrower nor any Material
          -----------------------
Subsidiary shall incur any Guaranteed Indebtedness except: (a) by endorsement of instruments or items of payment for deposit to the general account of Borrower, (b) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement and (c) for Guaranteed Indebtedness incurred after the Closing Date in outstanding amounts which in the aggregate do not exceed $100,000 at any time after the Closing Date.

     6.7  Liens.  Neither Borrower nor any Material Subsidiary shall create
          -----
or permit to exist any Lien on any of its properties or assets, except for:
(a) presently existing or hereafter created Liens in favor of Lender; (b) presently existing Liens set forth in Schedule 6.7; (c) Permitted
                                      ------------
Encumbrances; (d) purchase money liens with respect to financing, whether provided by the vendor or a third party, for the purchase price of equipment or fixtures acquired after the Closing Date in the ordinary course of business, so long as such liens attach only to the equipment or fixtures so acquired and the Indebtedness secured by such liens does not exceed the purchase price of the equipment or fixtures so acquired;
(e) Liens encumbering real property in connection with Indebtedness permitted by Subsection 6.3(f)(ii); provided, however, that, (i) any such
                                    --------  -------  -----
Lien is limited to a mortgage on real property only; (ii) prior to the granting of any such real property mortgage, the terms and conditions of such mortgage shall have been consented to in writing by Lender, which consent will not be unreasonably withheld, and (iii) prior to the granting of such real property mortgage, Borrower shall have obtained a mortgagee waiver, in form and substance satisfactory to Lender in all respects, from the proposed mortgagee with respect to the mortgaged property; and
(f) other Liens securing Indebtedness in an aggregate amount at any point in time not to exceed $2,000,000. Borrower shall defend the right, title and interest of Lender in and to any and all of Borrower's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

     6.8  Sale of Assets.  Neither Borrower nor any Material Subsidiary
          --------------
shall sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including, without limitation, any of its Accounts; provided, that, the foregoing shall not prohibit the sale of Inventory in
--------  ----
the ordinary course of business consistent with past practice or sales of obsolete, surplus or otherwise unusable or unused equipment which do not exceed $500,000 in the aggregate during the term of this Agreement.

     6.9  Events of Default.  Borrower shall not take any action or omit to
          -----------------
take any action, which act or omission would constitute (a) a Default or an Event of Default pursuant to, or noncompliance with any of, the terms of this Agreement or any of the other Loan Documents, or (b) a material default or an event of default pursuant to any material contract, lease, mortgage, deed of trust, instrument, agreement or other material obligation to which it is a party or by which it or any of its property is bound, or any document creating a Lien.

     6.10 ERISA.  Neither Borrower nor any Subsidiary of Borrower nor any
          -----
other ERISA Affiliate shall, without Lender's prior written consent, acquire any new ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any plan other than a Multiemployer Plan and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower nor any Subsidiary of Borrower nor any ERISA Affiliate shall, without Lender's prior written consent: (a) permit or suffer any condition set forth in
Schedule 3.13 to cease to be met and satisfied at any time; (b) terminate
-------------
any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to Borrower or any Subsidiary of Borrower; (c) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; (d) fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; (e) make a complete withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; (f) make a partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; or (g) at any time fail to provide Lender with copies of any Plan documents or governmental reports or filings, which from time to time may be requested by Lender.

     6.11 Financial Covenants.  Borrower shall not breach or fail to comply
          -------------------
with any of the financial covenants (the "Financial Covenants") set forth in Schedule 6.11.
   -------------

     6.12 Hazardous Materials.  Except as set forth in Schedule 3.18,
          -------------------                          -------------
Borrower shall not and shall not permit any Material Subsidiary or any other Person within the control of Borrower to cause or permit a Release or the presence, use, generation, manufacture, installation or storage of any Hazardous Materials on, under, in or about any of its real property (owned or leased) or the transportation of any Hazardous Materials to or from such real property where such Release or presence, use, generation, manufacture, installation or storage would violate, or otherwise form the basis for liability under, any Environmental Laws in any material respect.

     6.13 Sale-Leaseback Transactions.  Neither Borrower nor any Material
          ---------------------------
Subsidiary shall engage in any sale-leaseback or other similar transaction involving any of its assets, other than the sale-leaseback transactions permitted by clause (g) of Section 6.3.

     6.14 Cancellation of Indebtedness.  Neither Borrower nor any Material
          ----------------------------
Subsidiary shall cancel any claim or debt owing to it, except in the ordinary course of its business consistent with past practice.

     6.15 Restricted Payments.  Borrower shall not make any Restricted
          -------------------
Payment, other than (i) repurchases of Borrower's common stock from employees in the ordinary course of business consistent with past custom and practice pursuant to the terms and conditions of Borrower's restricted stock purchase plan in amounts which do not exceed $350,000 in the aggregate during the term of this Agreement, and (ii) an annual dividend, if any, on its common stock to the extent declared by Borrower's Board of Directors and in no event to exceed $0.10 per share of common stock or $1,500,000 in the aggregate; provided, however, that any and all such
                             --------  -------  ----
dividends received with respect to the 3,780,184 shares presently owned by Harold Snyder, 3,780,186 shares presently owned by Beatrice Snyder or 1,000,000 shares presently held by trusts created by Harold Snyder and Beatrice Snyder and as to which Beryl L. Snyder, Brian S. Snyder and Jay T. Snyder, as trustees thereof, have joint dispositive and voting control (such 3,780,184, 3,780,186 and 1,000,000 shares being collectively referred to herein as the "Snyder Shares") shall be contemporaneously reinvested in shares of common stock of Borrower pursuant to immediate and automatic purchases of Borrower's common stock under its dividend reinvestment program. Notwithstanding the proviso contained in the immediately preceding sentence, in the event that an annual dividend in an amount not to exceed $0.10 per share of common stock or $1,500,000 in the aggregate is declared by Borrower's Board of Directors subsequent to March 31, 1997 and
(i) no Default or Event of Default then exists and Borrower is otherwise in compliance with the terms and conditions of this Agreement and the other Loan Documents, (ii) Borrower then has excess borrowing availability under the Revolving Credit Loan of not less than $2,000,000 (both before and after giving effect to the payment of such dividend) and
(iii) the aggregate amount of such annual dividend does not exceed net earnings for the immediately preceding Fiscal Year, then such dividends with respect to the Snyder Shares shall not be required to be contemporaneously reinvested in shares of common stock of Borrower pursuant to its dividend reinvestment program. Borrower shall not permit any Subsidiary of Borrower to make any Restricted Payment other than dividends or other distributions paid to Borrower by a Subsidiary.

     6.16 Leases.  Neither Borrower nor any Material Subsidiary shall enter
          ------
into or renew any lease of real property or other similar agreement or arrangement or any amendment to any existing lease of real property or other similar agreement or arrangement to which Borrower or any Material Subsidiary is a party on the Closing Date without Lender's prior written consent which will not be unreasonably withheld; provided, however, that,
                                                 --------  -------  ----
notwithstanding the foregoing, Borrower may enter into leases of real property after the Closing Date so long as the aggregate amount of all rents paid or committed to be paid under all such leases shall not exceed $100,000 in the aggregate in any Fiscal Year.

     6.17 Composition.  Borrower shall not cause or suffer the occurrence
          -----------
of any change in the composition of its Stockholders as of the Closing Date which would result in any Stockholder or Stockholder group acquiring 20% or more of any class of the Stock of Borrower unless the Snyder Family shall continue to collectively own, beneficially and of record, at least a majority (i.e., more than 50%) of the then outstanding shares of Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances.

     6.18 Bank Accounts.  Neither Borrower nor any Subsidiary of Borrower
          -------------
shall maintain any deposit, operating or other bank account except for those accounts identified in Schedule 3.20 or accounts established after
                             -------------
the Closing Date with the prior written consent of Lender, which consent shall not be unreasonably withheld.

     6.19 Capital Expenditures.  Borrower and its Subsidiaries on a
          --------------------
consolidated basis shall not make, or become obligated to make, Capital Expenditures in excess of $5,000,000 in the aggregate in the Fiscal Year ending March 31, 1997 or in any Fiscal Year ending thereafter unless all Capital Expenditures in each such Fiscal Year in excess of $5,000,000 are financed with Indebtedness secured by Liens permitted under Subsection 6.7(d); provided, however, that, notwithstanding the foregoing: (i) in the
        --------  -------  ----
Fiscal Year ending March 31, 1997, Borrower may make Capital Expenditures in excess of $5,000,000 which are not financed with Indebtedness secured by Liens permitted under Subsection 6.7(d) if (A) net income, determined in accordance with GAAP, of Borrower and its

Subsidiaries on a consolidated basis for the immediately preceding Fiscal Year was greater than $8,000,000, (B) then Eligible Inventory and Eligible Accounts are sufficient in value, as determined by Lender, to provide Borrower with then excess borrowing availability under the Revolving Credit Loan of not less than $4,000,000 and (C) none of such Capital Expenditures in excess of $5,000,000 are financed or otherwise directly or indirectly paid for with proceeds of Revolving Credit Advances; and (ii) in the Fiscal Year ending March 31, 1998, Borrower may make Capital Expenditures in excess of $5,000,000 which are not financed with Indebtedness secured by Liens permitted under Subsection 6.7(d) if (A) net income, determined in accordance with GAAP, of Borrower and it Subsidiaries on a consolidated basis for the immediately preceding Fiscal Year was greater than $11,000,000, (B) then Eligible Inventory and Eligible Accounts are sufficient in value, as determined by Lender, to provide Borrower with then excess borrowing availability under the Revolving Credit Loan of not less than $4,000,000 and (C) none of such Capital Expenditures in excess of $5,000,000 are financed or otherwise directly or indirectly paid for with proceeds of Revolving Credit Advances.

7.   TERM

     7.1  Termination.  The financing arrangement contemplated hereby shall
          -----------
be in effect until the Commitment Termination Date; provided, that, in the
                                                    --------  ----
event of a prepayment of any part of the Obligations prior to the Commitment Termination Date with funds borrowed from any Person other than Lender pursuant to this Agreement, the Revolving Credit Loan shall immediately become due and payable in full, in cash, and Borrower shall pay to Lender the applicable pre-payment fees set forth in Schedule D and
                                                        ----------
simultaneously therewith pay to Lender, in full, in immediately available funds, all current and liquidated Obligations arising under this Agreement or any of the other Loan Documents and provide for payment of all other Obligations in a manner satisfactory to Lender.

     7.2  Extensions.  So long as no Default or Event of Default has
          ----------
occurred and is continuing, the Commitment Termination Date may be extended in one year increments by written agreement of Lender and Borrower executed and mutually delivered not more than one hundred eighty (180) but at least ninety (90) days prior to the end of the initial or of any renewal term, as the case may be.

     7.3  Survival of Obligations Upon Termination of Financing
          -----------------------------------------------------
Arrangement.  Except as otherwise expressly provided for in the Loan
-----------
Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities and liabilities of Borrower or any Subsidiary of Borrower, or the rights of Lender relating to any unpaid

Obligations, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower or any Subsidiary of Borrower, and all rights of Lender, all as contained in this Agreement and the other Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

8.   EVENTS OF DEFAULT RIGHTS AND REMEDIES

     8.1  Events of Default.  The occurrence of any one or more of the
          -----------------
following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

          (a) Borrower shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including, without limitation, any payment of principal of, or interest on, the Revolving Credit Loan; or

          (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 1.9 or Section 6, including, without limitation, any of the provisions set forth in Schedule 6.11 or Schedule B,
                                               -------------    ----------
respectively, but excluding Subsection 6.9(b), Subsection 6.10(f) and
Section 6.12; or

          (c) Borrower shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in paragraphs (a) or (b) above) or of any of the other Loan Documents, and including, without limitation, of Subsection 6.9(b), Subsection 6.10(f) or Section 6.12, and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after Borrower shall receive written notice of any such failure from Lender or thirty (30) days after Borrower shall become aware thereof; or

          (d) a default shall occur under any other agreement, document or instrument to which Borrower or any Material Subsidiary is a party, or by which any such Person or its property is bound, and such default
(i) involves the failure to make any payment, whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness of such Person in an aggregate amount exceeding $1,500,000, or
(ii) causes (or
permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $1,500,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

          (e) any representation or warranty contained herein or in any other Loan Document shall be untrue or incorrect, as of the date when made or deemed made (including those made or deemed made pursuant to Section 2.2); or

          (f) any representation or warranty contained in any written statement delivered pursuant to this Agreement or any other Loan Document or in any report, financial statement or certificate made or delivered to Lender by Borrower, shall be untrue or incorrect in any material respect, as of the date when made or deemed made; or

          (g) any of the assets of Borrower or any Subsidiary of Borrower shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Person, and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of Borrower's assets (or those of any Subsidiary of Borrower), and shall remain unstayed or undismissed for sixty (60) consecutive days; or Borrower or any Subsidiary of Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

          (h) a case or proceeding shall have been commenced against Borrower or any Subsidiary of Borrower in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy or other similar law,
(ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Person or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of any such Person and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or

          (i) Borrower or any Subsidiary of Borrower shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy or other similar law,
(ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any substantial part of its properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action; or

          (j) a final judgment or final judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered against Borrower or any Material Subsidiary, unless the same shall be (i) fully covered by insurance (for which the insurer has acknowledged responsibility in writing) in accordance with Section 5.5, or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment; or

          (k) any other event shall have occurred which could have or result in a Material Adverse Effect and Lender shall have given Borrower at least fifteen (15) days notice thereof and Borrower shall not have cured such event within such fifteen (15) day notice period; or

          (l) any provision of any Collateral Document, after delivery thereof pursuant to Section 2.1, shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any security interest created under any Collateral Document shall cease to be a valid and perfected security interest or Lien in favor of Lender having the first priority in any and all of the Collateral purported to be covered thereby;

          (m) any additional representation, warranty, covenant, term or condition provided for in Schedule 8.1 shall not be met, satisfied,
                          ------------
performed or fulfilled in the manner and at the time specified in such
Schedule 8.1; or
------------

          (n)  there shall occur any Change in Control.

     8.2  Remedies.  If any Default or Event of Default shall have occurred
          --------
and be continuing the rate of interest applicable to the Revolving Credit Loan shall automatically increase to the Default Rate, as provided in
Section 1.5(d). If any Event of Default shall have occurred and be continuing, or, in Lender's discretion, following the occurrence and during the continuance of any Default, Lender's obligation to make further Revolving Credit Advances shall terminate. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (a) declare all or any portion of the Obligations to be forthwith due and payable, whereupon such Obligations shall become and be due and payable; and/or

(b) exercise any of the rights and remedies provided to Lender under this Agreement or any other Loan Document or at law or equity, including, without limitation, all remedies provided under the Code; provided, that,
                                                          --------  ----
notwithstanding the foregoing, upon the occurrence of any Event of Default specified in Sections 8.1 (g), (h) or (i), the Obligations shall automatically become immediately due and payable without declaration, notice or demand by Lender.

     8.3  Waivers by Borrower.  Except as otherwise provided for in this
          -------------------
Agreement and applicable law, to the fullest extent permitted by applicable law Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower hereby acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.


9.   SUCCESSORS AND ASSIGNS

     This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of Borrower, Lender and their respective successors and assigns, except as otherwise expressly provided herein or therein. Borrower may not assign, transfer, hypothecate or otherwise convey any of its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Lender shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower and Lender with respect to the transactions contemplated hereby and there are intended to be and shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

10.  MISCELLANEOUS

     10.1 Complete Agreement; Modification of Agreement.  This Agreement
          ---------------------------------------------
and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Without limiting the generality of the foregoing, any letter of interest, proposal letter or commitment letter between Borrower and Lender or any of its Affiliates predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be merged with and into and superseded by this Agreement.

     10.2 Fees and Expenses.  Borrower shall reimburse Lender for all
          -----------------
reasonable out-of-pocket expenses incurred in connection with (a) the preparation, negotiation, execution, delivery and performance of this Agreement and the other Loan Documents, including, without limitation, the fees and expenses of all of its special counsel, advisors, consultants and auditors (it being understood that the standard per diem for each such auditor is $500 plus such auditor's out-of-pocket expenses) retained in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby and advice in connection herewith and therewith, and (b) wire transfers to the account of Borrower. Borrower shall reimburse Lender for all fees, costs and expenses, including, without limitation, the fees, costs and expenses of counsel or other advisors (including environmental and management consultants) for advice, assistance or other representation in connection with:

          (a) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of the Revolving Credit Advances;

          (b) any amendment, modification or waiver of, or consent with respect to, this Agreement or any of the other Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

          (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement, any of the other Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, whether as a party, witness or otherwise, including, without limitation, any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Lender by virtue of this Agreement or any other Loan Document;

          (d) any attempt to enforce any rights of Lender against Borrower or any other Person that may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents;

          (e) any effort (i) to monitor the Loan, or (ii) to evaluate, observe or assess Borrower or its affairs, or (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral, including, without limitation, the attorneys' and other professional and service providers' fees arising from such services (including those in connection with any appellate proceedings). All expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 10.2 shall be payable on demand by Borrower to Lender.

Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; the $500 per diem per auditor charge for Lender's field auditors; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

     10.3 No Waiver.  Lender's failure, at any time or times, to require
          ---------
strict performance by Borrower or any Material Subsidiary of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of any Default or Event of Default under this Agreement or any other Loan Document shall not suspend, waive or affect any other Default or Event of Default under this Agreement or any other Loan Document whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower or any Material Subsidiary contained in this Agreement or any other Loan Document and no Default or Event of Default by Borrower or any Material Subsidiary under this Agreement or any other Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver.

     10.4 Remedies.  Lender's rights and remedies under this Agreement
          --------
shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any other agreement, including, without limitation, any other Loan Document, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     10.5 Severability.  Wherever possible, each provision of this
          ------------
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.6 Conflict of Terms.  Except as otherwise provided in this
          -----------------
Agreement or any other Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

     10.7 Authorized Signature.  Until Lender shall be notified by Borrower
          --------------------
to the contrary in writing, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents or employees to be that of an officer of Borrower listed in Schedule 10.7 shall bind Borrower and be deemed to be the act of
   -------------
Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance upon such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

     10.8 Notices.  Except as otherwise expressly provided herein, whenever
          -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement or any other Loan Document, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission on a Business Day or, upon the next succeeding Business Day, when sent by telecopy or other similar facsimile transmission on a day other than a Business Day (in each case, with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 10.8), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or
(d) when delivered, if hand delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule 10.8), or to such other address (or facsimile
                    -------------
number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Lender) designated in Schedule 10.8 to receive copies shall in no way adversely
              -------------
affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     10.9 Section Titles.  The Section titles contained in this Agreement
          --------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     10.10 Counterparts.  This Agreement may be executed in any number of
           ------------
separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     10.11 Time of the Essence.  Time is of the essence of this Agreement
           -------------------
and each of the other Loan Documents.

     10.12 GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF
           -------------
THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND
                                              --------  ----
BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN, CITY OF NEW YORK; AND FURTHER, PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED
      --- -------  --------  ----
OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH

COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON
                                                            ----- ---
CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE
----------
RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 10.8 OF THIS AGREEMENT AND
                                     -------------
THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     10.13 WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
           --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     10.14 Confidentiality.  (a) The Lender agrees to exercise all
           ---------------
reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any other Loan Document confidential from any Person other than officers, employees, agents, designees or representatives of Lender who are or are expected to become engaged in evaluating, approving, structuring or administering this Agreement or any of the other Loan Documents, Revolving Credit Advances or any other transaction contemplated hereby or thereby; provided, that,
                                                      --------  ----
nothing contained herein shall prevent Lender from disclosing such information as required by any Governmental Authority or representative thereof or pursuant to legal process or as required in connection with the exercise of any right or remedy under this Agreement or any of the other Loan Documents.

          (b) Notwithstanding any other provision of this Agreement or any other Loan Document, Borrower shall not be required to provide information to Lender which Borrower is expressly prohibited from disclosing under the terms of any law, including, without limitation, the Food and Drug Act and published rules and regulations of the FDA thereunder. In the event that

Borrower is so prohibited from providing information to Lender, Borrower shall notify Lender with specificity of the law which prohibits disclosure of such information.

          (c) Notwithstanding any other provision of this Agreement or any other Loan Document, Borrower shall not be required to provide information to Lender which Borrower is expressly prohibited from disclosing under the terms of a contract or other written agreement between Borrower and a third party. In the event that Borrower is so prohibited from providing information to Lender, Borrower (i) shall notify Lender with specificity of the contract or written agreement which prohibits disclosure of such information and (ii) shall use its best efforts to obtain a waiver of the provision(s) which prohibit Borrower from providing such information to Lender or another accommodation which would enable such information to be provided to Lender.

                       *    *    *    *   *    *    *

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


                         BIOCRAFT LABORATORIES, INC.


                         By:  /s/ Brian Snyder
                            _____________________________


                         Name:    Brian Snyder
                              ___________________________

                         Title:  Vice President and Controller
                               __________________________


                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:  /s/ Timothy B. Perusek
                            _____________________________


                         Name:    Timothy B. Perusek
                              ___________________________

                         Title:   Duly Authorized Signatory
                               __________________________

                                SCHEDULE A
                                   to
                             CREDIT AGREEMENT

                       Dated as of August 31, 1995


                                DEFINITIONS
                                -----------

                                See Attached

                                 SCHEDULE A

                                DEFINITIONS
                                -----------


Capitalized terms used in the Agreement shall have (unless otherwise expressly provided elsewhere in the Agreement) the following respective meanings when used in the Agreement:

"Account Debtor" shall mean any Person who may become obligated to Borrower
 --------------
under, with respect to, or on account of, an Account.

          "Accounts" shall mean all "accounts," as such term is defined in
           --------
the Code, now owned or hereafter acquired by Borrower and, in any event, including, without limitation: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower, whether arising out of goods sold or services rendered by it or from any other transaction (including, without limitation, any such obligations which may be characterized as an account or contract right under the Code);
(ii) all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services;
(iii) all of Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Affiliate" shall mean, with respect to any Person: (i) each
           ---------
Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person; (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall mean the Credit Agreement, to which this
           ---------
Schedule A is attached or otherwise identified, including, without
----------
limitation, all Schedules, Exhibits and riders attached or otherwise identified thereto, amendments, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative; provided, that, any
                                                     --------  ----
reference to the Schedules to this Agreement shall be deemed a reference to the Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and consented to by Lender.

          "Biologics Act" shall mean the Biologics Act as reenacted in
           -------------
1944, as amended, and any successor statute.

          "Borrower" shall mean Biocraft Laboratories, Inc., a Delaware
           --------
corporation.

          "Borrowing Availability" shall mean, at any time, the lesser at
           ----------------------
such time of (i) an amount equal to the Maximum Revolving Credit Loan and
(ii) the Borrowing Base.

          "Borrowing Base" shall mean at any time an amount equal to the
           --------------
sum at such time of:

          (a)  up to eighty percent (80%) of the value of Eligible
               Accounts; plus
                         ----

          (b) the lesser of (i) up to sixty percent (60%) of the value of Eligible Inventory, other than raw materials and work-in-process, valued on a first-in, first-out basis (at the lower of cost or market), and (ii) up to eighty percent (80%) of the appraised forced liquidation value (net of expenses) of Eligible Inventory, other than raw materials and work-in-process, appraised in a manner satisfactory to Lender, in its sole discretion; plus
                                    ----

          (c) the lesser of (i) up to fifty percent (50%) of the value of Eligible Inventory constituting raw materials or work-in-process (deemed by Lender, in its sole discretion, to be comparable to raw materials) valued on a first-in, first-out basis (at the lower of cost or market) and (ii) up to eighty percent (80%) of the appraised forced liquidation value (net of expenses) of Eligible Inventory constituting raw materials or work-in-process (deemed by Lender, in its sole discretion, to be comparable to raw materials), appraised in a manner satisfactory to Lender, in its sole discretion.

          "Borrowing Base Certificate" shall mean a certificate in the form
           --------------------------
attached to the Agreement as Exhibit B.
                             ---------

          "Business Day" shall mean any day that is not a Saturday, a
           ------------
Sunday or a day on which banks are required or permitted to be closed in the State of New Jersey or New York.

          "Capital Expenditures" shall mean all payments or accruals
           --------------------
(including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

          "Capital Lease" shall mean, with respect to any Person, any lease
           -------------
of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

          "Capital Lease Obligation" shall mean, with respect to any
           ------------------------
Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

          "Cash Collateral Account" shall have the meaning ascribed thereto
           -----------------------
in Schedule B to the Agreement.
   ----------

          "Cash Dividends Paid" shall mean, for any fiscal period of
           -------------------
Borrower, cash dividends paid or deemed paid on Borrower's common stock, less any such dividends which are contemporaneously reinvested in shares of
----
common stock of Borrower pursuant to immediate and automatic purchases of Borrower's common stock under its dividend reinvestment program.

          A "Change in Control" shall have occurred (i) if, at any time
             -----------------
(and if any such time should exist) during which the Snyder Family collectively owns less than a majority (i.e. no longer owns more than 50%) of the then outstanding shares of Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances, any Person or "group" has acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of more than twenty percent (20%) of the outstanding shares of Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances or (ii) if at any time, more than fifty percent (50%) of the members of Borrower's Board of Directors shall have been replaced by new Directors not nominated for membership on the Board by a majority of Directors who were Directors on the Closing Date.

          "Charges" shall mean all Federal, state, county, city, municipal,
           -------
local, foreign or other governmental taxes (including, without limitation, taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of Borrower, or any Material Subsidiary, (iv) the ownership or use of any assets by Borrower or any Material Subsidiary, or (v) any other aspect of Borrower's or any Material Subsidiary's business.

          "Chattel Paper" shall mean all "chattel paper," as such term is
           -------------
defined in the Code, now owned or hereafter acquired by Borrower, wherever located.

          "Closing Date" shall mean the Business Day on which the
           ------------
conditions precedent set forth in Section 2 of the Agreement have been satisfied or waived, and the initial Revolving Credit Advance has been made.

          "Closing Fee" shall have the meaning assigned to it in Schedule D
           -----------                                           ----------
to the Agreement.

          "Code" shall mean the Uniform Commercial Code as the same may,
           ----
from time to time, be in effect in the State of New York; provided, that,
                                                          --------  ----
in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of the Loan Document relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Collateral" shall mean the property covered by the Collateral
           ----------
Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Lender to secure the Obligations.

          "Collateral Documents" shall mean the Security Agreement, the
           --------------------
Copyright Assignment and the Trademark Assignment.

          "Collection Account" shall mean that certain account of Lender,
           -------------------
account number 50232854, in the name of GECC/CAF Depositary at Bankers Trust Company, 17 Wall Street, New York, New York, ABA number 021 001 033.

          "Commitment Termination Date" shall mean the earliest of (i)
           ---------------------------
August 31, 1998,unless otherwise extended, if at all, pursuant to Section
7.2 of the Agreement, (ii) the date of termination of Lenders' obligation to advance funds or permit existing advances to remain outstanding pursuant to Section 8.2, and (iii) the date of prepayment in full by Borrower of the Revolving Credit Loan in accordance with the provisions of Section 1.2(b).

          "Concentration Account" shall have the meaning assigned to it in
           ---------------------
Schedule B to the Agreement.
----------

          "Contracts" shall mean all the contracts, undertakings, or
           ---------
agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower may now or hereafter have any right, title or interest, including, without limitation, any agreement relating to the terms of payment or the terms of performance of any Account.

          "Controlled Substances Act" shall mean the Controlled Substances
           -------------------------
Act of 1970, as amended, and any successor statute.

          "Copyright Assignment" shall mean the copyright security
           --------------------
agreement made in favor of Lender, by Borrower.

          "Copyright License" shall mean any and all rights now owned or
           -----------------
hereafter acquired by Borrower under any written agreement granting any right to use any Copyright or Copyright registration.

          "Copyrights" shall mean all of the following now owned or
           ----------
hereafter acquired by Borrower: (i) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and
(ii) all reissues, extensions or renewals thereof.

          "DEA" shall mean the United States Drug Enforcement Agency and
           ---
any successor agency.

          "Default" shall mean any event which, with the passage of time or
           -------
notice or both, would, unless cured or waived, become an Event of Default.

          "Default Rate" shall have the meaning assigned to it in Section
           ------------
1.5(d) of the Agreement.

          "Disbursement Account" shall have the meaning assigned to it in
           --------------------
Schedule B to the Agreement.
----------

          "DOL" shall mean the United States Department of Labor or any
           ---
successor thereto.

          "Documents" shall mean all "documents," as such term is defined
           ---------
in the Code, now owned or hereafter acquired by Borrower, wherever located, including, without limitation, all bills of lading, dock warrants, dock receipts, warehouse receipts or other documents of title.

          "Drug Price Act" shall mean the Drug Price Competition and Patent
           --------------
Restoration Act of 1984, as amended, and any successor statute.

          "EBIT" shall mean, for any fiscal period of Borrower, (i) income
           ----
before interest and taxes, minus (ii) to the extent recognized in
                           -----
determining such income, extraordinary gains, but excluding any non-cash charges from changes in inventory accounting method by Borrower and excluding any non-cash charges from changes in GAAP, all as determined in accordance with GAAP.

          "Eligible Accounts" shall have the meaning assigned to it in
           -----------------
Schedule 1.6 to the Agreement.
------------

          "Eligible Inventory" shall have the meaning assigned to it in
           ------------------
Schedule 1.7 to the Agreement.
------------

          "Environmental Laws" shall mean all Federal, state, local and
           ------------------
foreign laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sec.Sec. 9601 et seq.) ("CERCLA");
                                                           -- ---
the Hazardous Material Transportation Act, as amended (49 U.S.C. Sec.Sec.
1801 et
     --
seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended
---
(7 U.S.C. Sec.Sec. 136 et seq.); the Resource Conservation and Recovery Act, as
                      -- ---
amended (42 U.S.C. Sec.Sec. 6901 et seq.) ("RCRA"); the Toxic Substance Control
                                 -- ---
Act, as amended (15 U.S.C. Sec.Sec. 2601 et seq.); the Clean Air Act, as
amended                                  -- ---
(42 U.S.C. Sec.Sec. 740 et seq.); the Federal Water
                  -- ---

Pollution Control Act, as amended (33 U.S.C. Sec.Sec. 1251 et seq.); the
                                                     -- ---
Occupational Safety and Health Act, as amended (29 U.S.C. Sec.Sec. 651 et seq.)
                                                                 -- ---
("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. Sec.Sec. 300(f) et seq.), and any and all regulations promulgated thereunder, and all
-- ---
analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

          "Environmental Liabilities and Costs" shall mean all liabilities,
           -----------------------------------
obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including, without limitation, any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of a Hazardous Material.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

          "ERISA Affiliate" shall mean, with respect to Borrower, any trade
           ---------------
or business (whether or not incorporated) under common control with Borrower and which, together with Borrower, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

          "ERISA Event" shall mean, with respect to Borrower or any ERISA
           -----------
Affiliate, (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of Borrower or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of Borrower or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (v) the institution of any proceeding to terminate a Title IV Plan or Multiemployer Plan by the PBGC;
(vi) the failure to make required contributions to a Qualified Plan; or
(vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Event of Default" shall have the meaning assigned to it in
           ----------------
Section 8.1 of the Agreement.

          "FDA" shall mean the United States Food and Drug Administration
           ---
and any successor agency.

          "Federal Reserve Board" shall have the meaning assigned to it in
           ---------------------
Section 3.11 of the Agreement.

          "Fees" shall mean the fees due to Lender as set forth in
           ----
Schedule D to the Agreement or otherwise pursuant to the Agreement or one
----------
of the other Loan Documents.

          "Financials" shall mean the financial statements referred to in
           ----------
Part I, Financial Statements, of Schedule 3.4.
                                 ------------

          "Fiscal Month" shall mean any of the monthly accounting periods
           ------------
of Borrower.

          "Fiscal Quarter" shall mean any of the quarterly accounting
           --------------
periods of Borrower.

          "Fiscal Year" shall mean the 12-month period of Borrower ending
           -----------
March 31st of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year," unless Lender shall consent in writing to such change.

          "Fixed Charges" shall mean, for any fiscal period of Borrower,
           -------------
the sum of (i) cash interest expense paid or deemed paid in respect of Funded Debt, plus (ii) regularly scheduled payments of principal paid or
             ----
deemed paid on Funded Debt, plus (iii) cash dividends paid or deemed paid,
                            ----
less cash dividends contemporaneously reinvested in shares of common stock of Borrower pursuant to immediate and automatic purchases of Borrower's common stock under its dividend reinvestment program, plus (iv) cash taxes
                                                      ----
paid or deemed paid, in each case of Borrower for such fiscal period.

          "Food and Drug Act" shall mean the Food, Drug and Cosmetics Act
           -----------------
of 1938, as amended, and any successor statute.

          "Funded Debt" shall mean, with respect to Borrower, all of its
           -----------
Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from, or is directly or indirectly renewable or extendible at the option of Borrower under a revolving credit or similar agreement or arrangement obligating the lender or lenders to extend credit over a period of more than one year from, the date of creation thereof, including, without limitation, Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, the Obligations and any subordinated debt of Borrower and any Subsidiary of Borrower, but shall exclude that certain litigation settlement reached in March 1990 between Borrower and Bristol Myers Squibb Company with respect to a patent on Cefadroxil Monohydrate.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as in effect from time to time, consistently applied.

          "GE Capital" shall mean General Electric Capital Corporation, a
           ----------
New York corporation.

          "General Intangibles" shall mean all "general intangibles," as
           -------------------
such term is defined in the Code, now owned or hereafter acquired by Borrower and, in any event, including, without limitation, all right, title and interest which Borrower may now or hereafter have in or under any Contract, all customer lists, Patents, Trademarks, service marks, trade names, business names, corporate names, trade styles, logos and other source or business identifiers, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, Copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Copyright, Trademark registration, Copyright registration, Trademark licensed under any Trademark License or Copyright licensed under any Copyright License), all rights and claims in or under insurance policies (including, without limitation, insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

          "Generic Drug Enforcement Act" shall mean the Generic Drug
           ----------------------------
Enforcement Act of 1992, as amended, and any successor statute.

          "Goods" shall mean all "goods," as such term is defined in the
           -----
Code, now owned or hereafter acquired by Borrower, wherever located, including, without limitation, movables, fixtures, equipment, Inventory or other tangible personal property.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Indebtedness" shall mean, as to any Person, any
           -----------------------
obligation of such Person guaranteeing any indebtedness, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including, without limitation, any obligation or arrangement of such Person: (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

          "Hazardous Material" shall mean any substance, material or waste,
           ------------------
the generation, handling, storage, treatment or disposal of which is regulated by, or forms the basis of liability now or hereafter under, any Governmental Authority in any jurisdiction in which Borrower of any Material Subsidiary has owned, leased or operated real property or disposed of hazardous materials or by any Federal government authority, including, without limitation, any material or substance which is (i) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste" or other similar term or phrase under any Environmental Laws, or
(ii) petroleum or any fraction or by-product thereof, friable asbestos, polychlorinated biphenyls or radioactive substances.

          "Indebtedness" of any Person shall mean:  (i) all indebtedness of
           ------------
such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments;
(iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

          "Index Rate" shall mean the latest rate for thirty-day dealer
           ----------
placed commercial paper (high grade unsecured notes sold through dealers by major corporations in multiples of $1,000), which normally is published in the "Money Rates" section of The Wall Street Journal.

          "Instruments" shall mean all "instruments," as such term is
           -----------
defined in the Code, now owned or hereafter acquired by Borrower, wherever located, including, without limitation, all certificated securities and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Interest Expense" shall mean, for any fiscal period of Borrower,
           ----------------
cash interest expense of Borrower and its Subsidiaries, on a consolidated basis, for such period paid, accrued or deemed paid in respect of Funded Debt.

          "Inventory" shall mean all "inventory," as such term is defined
           ---------
in the Code, now or hereafter owned or acquired by, Borrower, wherever located, and, in any event, including, without limitation, inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work-in-process or materials used or consumed or to be used or consumed in any Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including, without limitation, other supplies.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended,
           ---
and any successor thereto.

          "IRS" shall mean the Internal Revenue Service, or any successor
           ---
thereto.

          "Leases" shall mean all of those leasehold estates in real
           ------
property now owned or hereafter acquired by Borrower, as lessee.

          "Lender" shall mean GE Capital and, if at any time GE Capital
           ------
shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

          "Liabilities" shall mean all liabilities of Borrower and its
           -----------
Subsidiaries, on a consolidated basis, reflected on a balance sheet prepared in accordance with GAAP, and shall include all Indebtedness.

          "Lien" shall mean any mortgage or deed of trust, pledge,
           ----
hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

          "Material Subsidiary" shall mean any Subsidiary of Borrower which
           -------------------
(i) has more than $20,000 in assets, (ii) has more than $20,000 in liabilities (whether liquidated, contingent or otherwise), (iii) has, or has ever had, any sales, or (iv) is otherwise significant to Borrower.

          "Material Adverse Effect" shall mean a material adverse effect on
           -----------------------
(a) the business, assets, operations, prospects or financial or other condition of Borrower; (b) Borrower's ability to pay or perform the Obligations under the Loan Documents in accordance with the terms thereof; or (c) the Collateral or Lenders' Liens on the Collateral or the priority of any such Lien; or (d) Lenders' rights and remedies under the Agreement or any other Loan Document.

          "Maximum Lawful Rate" shall have the meaning assigned to it in
           -------------------
Section 1.5(f) of the Agreement.

          "Maximum Revolving Credit Loan" shall mean, at any particular
           -----------------------------
time, an amount equal to $25,000,000.

          "Medicaid Rebate Act" means the Medicaid Prudent Purchasing Act
           -------------------
of 1990, as amended, and any successor statute.

          "Multiemployer Plan" shall mean a "multiemployer plan" as defined
           ------------------
in Section 4001(a) (3) of ERISA, and to which Borrower, any Subsidiary of Borrower or any other ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          "Net Worth" shall mean the assets of Borrower and its
           ---------
Subsidiaries, on a consolidated basis, less (i) reserves applicable thereto
                                       ----
and (ii) the liabilities of Borrower and its Subsidiaries, on a consolidated basis, but excluding any non-cash charges from changes in inventory accounting method by Borrower and excluding any non-cash charges from changes in GAAP, all as determined in accordance with GAAP.

          "Non-use Fee" shall have the meaning assigned to it in Schedule D
           -----------                                           ----------
to the Agreement.

          "Notice of Revolving Credit Advance" shall have the meaning
           ----------------------------------
assigned to it in Section 1.1 of the Agreement.

          "Obligations" shall mean all loans, advances, debts, liabilities
           -----------
and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent or such amounts are liquidated or determinable) owing by Borrower to Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes, without limitation, all principal, interest (including, without limitation, interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of or for the reorganization of Borrower), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under the Agreement or any of the other Loan Documents.

          "Other Taxes" shall have the meaning assigned to it in
           -----------
Section 1.15 of the Agreement.

          "Patent License" shall mean rights under any written agreement
           --------------
now owned or hereafter acquired by Borrower granting any right with respect to any invention on which a Patent is in existence.

          "Patents" shall mean all of the following in which Borrower now
           -------
holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
successor thereto.

          "Pension Plan" shall mean an employee pension benefit plan, as
           ------------
defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which Borrower or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Permitted Encumbrances" shall mean the following encumbrances:
           ----------------------
(i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.2(b)(ii) of the Agreement; (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation;
(iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business; (iv) deposits securing public, statutory or utility obligations of Borrower incurred in the ordinary course of business; (v) inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (vi) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $100,000 at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party;
(viii) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; and (ix) zoning restrictions, easements, licenses or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use or value of such real property, leases or leasehold estates.

          "Person" shall mean any individual, sole proprietorship,
           ------
partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, foreign, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Plan" shall mean, with respect to Borrower, any Subsidiary of
           ----
Borrower or any other ERISA Affiliate, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Proceeds" shall mean "proceeds," as such term is defined in the
           --------
Code and, in any event, shall include, without limitation: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of Borrower against third parties (a) for past, present or future infringement or dilution of any Copyright or Copyright License or for injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License, (b) for past, present or future infringement of any Patent or Patent License or (c) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower against third parties with respect to any litigation or dispute concerning any of the Collateral; and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

          "Projections" shall mean the projections referred to in Part II,
           -----------
Projections, of Schedule 3.4 to the Agreement.
                ------------

          "Qualified Plan" shall mean an employee pension benefit plan, as
           --------------
defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which Borrower, any Subsidiary of Borrower, or any other ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Refinancing" shall mean the repayment in full by Borrower of the
           -----------
loans under which Borrower was obligated to NatWest Bank N.A. and Commerce Bank immediately prior to the making of the Initial Advance.

          "Release" shall mean, as to any Person, any release, spill,
           -------
emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

          "Reportable Event" shall mean any of the events described in
           ----------------
Section 4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

          "Restricted Payment" shall mean:  (i) the declaration or payment
           ------------------
of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock, other than a dividend to the holders of Borrower's common stock payable solely in shares of Borrower's common stock; (ii) any payment on account of the purchase, redemption, defeasance or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (iii) any payment, loan, contribution or other transfer of funds or other property to any Stockholder of such Person.

          "Retiree Welfare Plan" shall refer to any Welfare Plan providing
           --------------------
for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

          "Revolving Credit Advance" shall have the meaning assigned to it
           ------------------------
in Section 1.1(a) of the Agreement.

          "Revolving Credit Loan" shall mean the aggregate amount of
           ---------------------
Revolving Credit Advances outstanding at any time.

          "Revolving Credit Note" shall mean a note dated the Closing Date,
           ---------------------
substantially in the form of Exhibit C to the Agreement evidencing the
                             ---------
Obligation of Borrower to pay the aggregate amount of Revolving Credit Advances outstanding from time to time (regardless of whether in excess of the Maximum Revolving Credit Loan) together with all earned or accrued, but unpaid, interest thereon calculated in accordance with the applicable rate set forth in the Agreement.

          "Schedule of Accounts" shall mean a schedule of all Accounts to
           --------------------
be delivered by Borrower to Lender pursuant to Section 1.6 of the Agreement.

          "Schedule of Documents" shall mean the schedule, including all
           ---------------------
appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Loan Documents and the transactions contemplated thereunder, substantially in the form of Schedule C to the Agreement.
----------

          "Schedule of Inventory" shall mean the schedules of Inventory to
           ---------------------
be delivered by Borrower to Lender pursuant to Section 1.7 of the Agreement, including, without limitation, Borrower's internal reports classifying and valuing its Inventory.

          "Security Agreement" shall mean the Security Agreement of even
           ------------------
date with the Agreement entered into between Lender and Borrower, including all amendments, modifications and supplements thereto and restatements thereof, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

          "Snyder Family" shall mean Harold Snyder, Beatrice Snyder, Brian
           -------------
S. Snyder, Jay T. Snyder, Beryl L. Snyder or any spouse, child, parent, grandparent or other lineal ancestor or descendent of any such individual or any trust for the benefit of any such individual; provided, that, all
                                                     --------  ----
voting power with respect to any and all shares of Stock of Borrower held by such trust is controlled by an individual who is a member or individuals who are members of the Snyder Family.

     "Snyder Shares" shall have the meaning assigned to it in Section 6.15
      -------------
of the Agreement.

          "Stated Index Rate" shall have the meaning assigned to it in
           -----------------
Section 1.5(a) of the Agreement.

          "Stock" shall mean all shares, options, warrants, general or
           -----
limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

          "Stockholder" shall mean each holder of Stock of a Person.
           -----------

          "Subject Property" shall mean all real property owned, leased or
           ----------------
operated by Borrower, any Subsidiary of Borrower or any other Affiliate of Borrower.

          "Subsidiary" shall mean, with respect to any Person, (i) any
           ----------
corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and
(ii) any partnership in which such Person or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

          "Taxes" shall mean taxes, levies, imposts, deductions, Charges or
           -----
withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender by the Federal government, the jurisdiction under the laws of which Lender is organized or any political subdivision thereof.

          "Termination Date" shall mean the date on which the Revolving
           ----------------
Credit Loan and any other Obligations have been completely discharged and Borrower shall have no further right to borrow any monies or obtain other credit extensions or financial accommodations under the Agreement.

          "Title IV Plan" shall mean a Pension Plan, other than a
           -------------
Multiemployer Plan, which is covered by Title IV of ERISA.

          "Trademark Assignment" shall mean the trademark security
           --------------------
agreement.

          "Trademarks" shall mean all of the following now owned or
           ----------
hereafter acquired by Borrower: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

          "Unfunded Pension Liability" shall mean, at any time, the
           --------------------------
aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any Subsidiary of Borrower or any other ERISA Affiliate as a result of such transaction.

          "Welfare Plans" shall mean any welfare plan, as defined in
           -------------
Section 3(1) of ERISA, which is maintained or contributed to by Borrower, any Subsidiary of Borrower or any other ERISA Affiliate.

          "Withdrawal Liability" shall mean, at any time, the aggregate
           --------------------
amount of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

          Any accounting term used in the Agreement or any other Loan Document shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied throughout all relevant periods. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in the Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" or other words of similar import refer to the Agreement as a whole, including the Exhibits and Schedules thereto, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.